SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2005

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02	Results of Operations and Financial Condition

The information in this Item 2.02 of this Current Report is also being furnished under Item 7.01—“Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On August 9, 2005, Digital Realty Trust, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2005. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On August 10, 2005, the Company posted certain supplemental operating and financial data on its website located at www.digitalrealtytrust.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Section 7 Regulation FD

Item 7.01	Regulation FD Disclosure

The information in this Item 7.01 of this Current Report is also being furnished under Item 2.02—“Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 9, 2005, the Company issued a press release announcing its financial results for the second quarter of 2005. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On August 10, 2005, the Company posted certain supplemental operating and financial data on its website located at www.digitalrealtytrust.com. That supplemental operating and financial data is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 9, 2005.

99.2	Supplemental Earnings Package dated August 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ A. William Stein
A. William Stein
Chief Financial Officer and Chief Investment Officer

Dated: August 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 9, 2005.

99.2	Supplemental Earnings Package dated August 10, 2005